Victory Funds

Victory S&P 500 Index Fund

Supplement dated November 18, 2016

to the Prospectus dated November 1, 2016 (“Prospectus”)

This Prospectus is being revised to correct the fee table for Class A shares of the Fund.

1.              The Annual Fund Operating Expenses table for Class A shares of the Fund on page 1 of the Prospectus is deleted and replaced with the following:

Class A
Management Fees	0.20%
Distribution (12b-1) Fees	0.15%
Other Expenses	0.23%
Total Annual Fund Operating Expenses[2]	0.58%

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.